SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: January 28, 1999



                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    FLORIDA                    5-43936                      65-0377773
---------------          ------------------------        -------------------
(State or other          (Commission File Number)          (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 569-2000

Item 5. OTHER EVENTS.

               Attached hereto as Exhibit 20.1 is a press release announcing first quarter earnings for BankUnited Financial Corporation (the "Registrant") for the quarter ended December 31, 1998.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        20.1 Press Release dated January 28, 1999 announcing first quarter earnings for the Registrant for the quarter ended December 31, 1998.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BANKUNITED FINANCIAL CORPORATION




                                      By:/S/ DIANE DELELLA
                                         ---------------------------------------
                                         Diane DeLella
                                         Vice President, Chief Financial Officer
                                         and Controller



Dated:  January 28, 1999

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS


                                                                                  SEQUENTIALLY
EXHIBIT                                                                             NUMBERED
  NO.                                                                                PAGE
-------                                                                           ------------

  20.1 Press Release dated January 28, 1999 announcing first quarter earnings for the Registrant for the quarter ended December 31, 1998.